UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2006

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Georgia                           0-19924                     58-1498312
   ------------------           -----------------           -------------------
   (State or Other                 (Commission                 (IRS Employer
   Jurisdiction of                 File Number)              Identification No.)
   Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Section 2 - Financial Information


Item 2.02.        Results of Operations and Financial Condition.



Item 2.06.        Material Impairments

On February 8, 2006, the Board of Directors of RARE Hospitality International, Inc. (the "Company") concluded that a non-cash impairment charge would be recorded in the quarter ending December 25, 2005, in the amount of approximately $3.3 million ($2.2 million, or $0.06 per share after tax) and consists primarily of the write down of asset values for three LongHorn Steakhouse restaurants and two Bugaboo Creek Steak House restaurants. During the annual earnings and cash flow budgeting process, the Company determined that a partial impairment charge would be required under SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". The impairment charge for each LongHorn restaurant relates to management's decision to not exercise future lease options for the restaurants as the current lease term expires. The impairment charge for the two Bugaboo Creek restaurants relates to our forecast that indicated that the investment for those two restaurants would not fully be recovered by anticipated cash flows. The taking of these impairment charges will not precipitate the closure of any restaurant or an additional cash expenditure by the Company.


Section 7   -   Regulation FD

Item 7.01       Regulation FD Disclosure.

                The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

                On February 8, 2006, the Company announced financial results for the fourth quarter and year ended December 25, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

                The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9   -   Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

     Exhibit Number     Description of Exhibit
     --------------     ----------------------
     99.1               Press release issued February 8, 2006.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RARE Hospitality International, Inc.

                                   By:  /s/  W. DOUGLAS BENN
                                   ------------------------------------
                                   Name:    W. Douglas Benn
                                   Title:   Executive Vice President, Finance
                                            and Chief Financial Officer


Date:  February 8, 2006

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